Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of events after reporting period [Abstract]
Subsequent Events
33. SUBSEQUENT EVENTS

Acquisition of Yamana
The Company has agreed to acquire of all of the issued and outstanding common shares of Yamana ("Yamana Shares") following the sale by Yamana of its Canadian assets, including certain subsidiaries and partnerships which hold Yamana’s interests in the Canadian Malartic mine, to Agnico Eagle (Note 1).
Pursuant to the Transaction, shareholders of Yamana will receive for each Yamana Share held: (i) 0.1598 of a common share of the Company; (ii) 0.0376 of a common share of Agnico Eagle; and (iii) $1.0406 in cash to be paid by Agnico Eagle. The aggregate consideration payable to Yamana shareholders consists of up to approximately 156.9 million common shares of the Company; approximately 36.6 million common shares of Agnico Eagle; and $1.0 billion in cash contributed by Agnico Eagle. The aggregate consideration represents a value of $4.8 billion or $5.02 per Yamana Share, based on the closing price of Pan American’s and Agnico Eagle’s shares on November 3, 2022, the day prior to the announcement of the proposed Transaction.
Under the terms of the Transaction, the Company funded $150 million in cash to Yamana to pay a portion of a termination fee payable to Gold Fields in connection with the now terminated arrangement agreement between Yamana and Gold Fields. To fund this payment and other transaction and integration costs during the fourth quarter of 2022, the Company drew proceeds of $160 million from its SL-Credit Facility (Note 24).
The Transaction received shareholder approval from the Company’s shareholders and Yamana’s shareholders on January 31, 2023. In addition, on February 6, 2023 the Company received the required court order with respect to the Transaction from the Ontario Superior Court of Justice. The Transaction remains subject to approval from the Mexican Federal Economic Competition Commission and satisfaction or waiver of certain other closing conditions. The Transaction is expected to close in the first quarter of 2023. There can be no assurance as to the completion of the Transaction.
Pan American would assume Yamana’s obligations with respect to its August 2021 senior notes with an outstanding balance of $500 million and interest rate of 2.63% due in August 2031 and the December 2017 senior notes with an outstanding balance of $282.9 million and interest rate of 4.625% due in December 2027 (the “Notes”). The Notes contain certain change of control provisions, the triggering of which would result in a mandatory repurchase of the Notes in accordance with their terms. The Company does not currently expect that the change of control provisions would be triggered. However, to support the Company’s potential financial requirements and provide financial flexibility and liquidity in connection with the Transaction, the Company has, nonetheless, obtained a commitment from a Canadian chartered bank to provide, on a fully underwritten basis, an increase to the total committed credit available to the Company from $500.0 million to $1,250.0 million.